UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 30, 2007
(Date of Earliest Event Reported)

FORTUNET, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51703	88-0252188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)(I.R.S. Employer Identification No.)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 796-9090
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On November 30, 2007, the Company’s Board of Directors (the “Board”) unanimously approved the appointment of Kevin A. Karo to the office Chief Financial Officer, effective January 5, 2008. As previously announced, William R. Jacques, the Company’s current Chief Financial Officer, will resign from the office of Chief Financial Officer effective January 4, 2008.

Mr. Karo has served as the Company’s Director of Finance since October 2007. Prior to joining the Company, Mr. Karo served as the Chief Financial Officer of Ocean Logistics, a warehousing and trucking company, from April 2007 to September 2007. From June 2006 to February 2007, Mr. Karo served as the Vice President of Finance for Rhodes Homes, a home builder in Las Vegas.  From June 2005 to June 2006, Mr. Karo was a Senior Manager with PricewaterhouseCoopers.  From April 2004 to June 2005, Mr. Karo was Vice President and Controller for Colony Resorts LVH Acquisitions, LLC, which owns and operates the Las Vegas Hilton.  From 1996 to April 2004, Mr. Karo held various positions as an accountant with Coopers & Lybrand and PricewaterhouseCoopers.  Mr. Karo received his Bachelor of Science degree in accounting from the University of Southern California in 1990, and he is a Certified Public Accountant.

On December 3, 2007, the Company entered into an agreement with Mr. Karo (the “Amendment”) amending the terms of his existing employment agreement (the “Employment Agreement”), pursuant to his promotion to Chief Executive Officer. The Amendment increases Mr. Karo’s salary to a biweekly salary of five thousand seven hundred sixty nine dollars and twenty-four cents ($5,769.24), effective January 5, 2008.  Except as expressly provided for in the Amendment, the Employment Agreement has not been otherwise modified and will continue in full force and effect.

The foregoing description does not purport to be complete and is qualified by the full text of the Employment Agreement and Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document

10.1	FortuNet, Inc. Exempt Employment Agreement, by and between FortuNet Inc. and Kevin A. Karo, dated as of October 15, 2007
10.2	Amendment No. 1 to FortuNet, Inc. Exempt Employment Agreement, by and between FortuNet Inc. and Kevin A. Karo, dated as of December 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNET INC.

Date:  December 6, 2007                                                                           By: /s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	FortuNet Inc. Exempt Employment Agreement, by and between FortuNet, Inc. and Kevin A. Karo, dated as of October 15, 2007
10.2	Amendment No. 1 to FortuNet, Inc. Exempt Employment Agreement, by and between FortuNet Inc. and Kevin A. Karo, dated as of December 3, 2007